UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)      April 24, 2001
                                                           ---------------



                                   TRITON ENERGY LIMITED
                                   ---------------------
              (Exact name of registrant as specified in its charter)



        Cayman Islands                     1-11675             None
-------------------------------       ----------------     --------------
(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                   File Number)        Identification No.)




   Caledonian House, Jennett Street
        P.O. Box 1043
           George Town
    Grand Cayman, Cayman Islands                            NA
----------------------------------------                    --
(Address of principal executive offices)                 (Zip Code)




     Registrant's telephone number, including area code  (345) 949-0050
                                                        --------------------




                                       N/A
          (Former name or former address, if changed since last report)

ITEM  9.  REGULATION  FD  DISCLOSURE

     During the morning of April 25, 2001, W. Greg Dunlevy, Triton's Senior Vice President and Chief Financial Officer, will speak at the Bear Stearns Global Credit Conference. Mr. Dunlevy primarily will provide an update on the Company's operational activities and exploration program. Prior to Mr. Dunlevy's speech, we expect his presentation will be available on our web site. To review these materials, visit our web site, www.tritonenergy.com, choose the Investor Relations page and then choose Presentations.

     During the early afternoon of April 26, 2001, members of Triton management will speak at a Triton-hosted investor meeting in New York City. Speakers and their respective topics of discussion will be: James C. Musselman, Triton President and Chief Executive Officer, introductory and summary remarks; Al Turner, Senior Vice President and Chief Operating Officer, operational update and 2002 outlook for the Company's development and production activities in Equatorial Guinea, and also in Colombia and the Gulf of Thailand; and Brian F. Maxted, Senior Vice President, Exploration, an update on the Company's exploration activities in West Africa, particularly Equatorial Guinea. We expect this presentation will be available on our web site prior to the investor meeting. To review these materials, visit our web site, www.tritonenergy.com, choose the Investor Relations page and then choose Presentations.

     During  the  morning  of  April  30,  2001,  Brian  Maxted, Triton's Senior
Vice President, Exploration, will participate in a panel at the Bank of America Securities West Africa Oil Symposium entitled "Game Plans: How Important Players Are Maximizing Returns Offshore West Africa." Mr. Maxted will provide background and an update on the Company's exploration program in West Africa, particularly Equatorial Guinea. We expect that Mr. Maxted's presentation will be available on our web site prior to his panel participation. To review these materials, visit our web site, www.tritonenergy.com, choose the Investor Relations page and then choose Presentations.

     Please note that certain information contained in the presentations, as well as written and oral statements made or incorporated by reference from time to time by Triton and our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, World Wide Web postings, or otherwise, may be deemed to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements include statements concerning our plans, objectives, expectations, goals, budgets, strategies and future operations and performance and the assumptions underlying such forward-looking statements, such as drilling schedules; future production rates; when production may begin in certain locations; expected or planned production capacity; commodity prices; our capital budget and future capital requirements; estimates of reserves; and estimates of revenues, cash flows, expenses and income. The words "anticipates," "estimates," "expects," "believes," "intends," "plans," "may," "will," "should" and similar expressions are intended to identify such forward-looking statements.

     All forward-looking statements are based on then current expectations and involve a number of risks and uncertainties, which are discussed in detail in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2000, as well as in the context of such forward-looking statements. You should not put undue reliance on any forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to these and other factors.

     We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     The information in this report (including the exhibits, if any) is furnished pursuant to Item 9 and is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report is not an admission as to the materiality of any information reported pursuant to this filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRITON  ENERGY  LIMITED



Date:  April  24,  2001            By:/s/W.  Greg  Dunlevy
                                      --------------------
                                      W. Greg Dunlevy, Senior Vice President
                                         and Chief Financial Officer